UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2023

Via Renewables, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Suite 100

Houston, Texas 77079

(Address of principal executive offices)

(713) 600-2600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered

Class A common stock, par value $0.01 per share	VIA	The NASDAQ Global Select Market

8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share	VIASP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2023, Spark Energy, LLC, a subsidiary of Via Renewables, Inc. (the “Company”), and Good Counsel Group, LLC entered into Amendment No. 3 (the “Amendment”) to that certain Engagement Letter Agreement dated August 27, 2020, as amended (the “Engagement Letter Agreement”).

The Amendment amended the Engagement Letter Agreement, which outlined the provision of services by Barbara Clay as Acting General Counsel and Secretary of the Company and its affiliates, to specify that Ms. Clay will no longer serve as Acting General Counsel and Secretary, and will instead provide assistance on legal and regulatory matters and legal strategy on a part-time, as needed basis, for an hourly fee. Except as amended by the Amendment and otherwise described herein, the terms of the Engagement Letter Agreement remain in full force and effect. Accordingly, effective July 5, 2023, Ms. Clay no longer serves as an executive officer of the Company.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1†	Amendment to Engagement Letter Agreement, dated July 5, 2023, by and between Good Counsel Group, LLC and Spark Energy, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract, or compensatory plan or arrangement.

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Exhibit Index

Exhibit No.	Description

10.1†	Amendment to Engagement Letter Agreement, dated July 5, 2023, by and between Good Counsel Group, LLC and Spark Energy, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract, or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2023

Via Renewables, Inc.

	By:	/s/ Mike Barajas

	Name:	Mike Barajas
	Title:	Chief Financial Officer

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